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Exhibit 10.1

SIXTH AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SIXTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 9, 2008 and effective as of the date on which all of the conditions set forth in Section 6 have been satisfied or waived by the Administrative Agent (the "Amendment Effective Date") which amends that certain Second Amended and Restated Credit Agreement dated as of March 30, 2006, as amended by the First Amendment to the Second Amended and Restated Credit Agreement dated as of May 2, 2006, the Second Amendment to Second Amended and Restated Credit Agreement dated as of October 25, 2006, the Third Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2006, the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2007 and the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of May 7, 2007, by and among VENOCO, INC., a Delaware corporation (the "Company"), the Guarantors, each of the Lenders party thereto, BANK OF MONTREAL, a Canadian chartered bank acting through certain of its U.S. branches or agencies, as Administrative Agent (in such capacity, the "Administrative Agent"), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents and FORTIS CAPITAL CORP., as Documentation Agent (as in effect immediately prior to the Amendment Effective Date, the "Credit Agreement"), is by and among the Company, the Guarantors, each of the Lenders party hereto and the Administrative Agent.

        WHEREAS, the Company has requested that the Credit Agreement be amended to allow The Royal Bank of Scotland plc, Key Bank National Association, and RZB Finance LLC (collectively, the "New Lenders") to become "Lenders" party to the Credit Agreement, as set forth herein;

        WHEREAS, the Company has requested that the Credit Agreement be amended to make certain other changes to the Credit Agreement on the terms and conditions set forth in this Amendment; and

        WHEREAS, all of the Lenders have agreed to such amendments subject to the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1. Defined Terms; Interpretation.

          (a)   "Current Lenders" means the Lenders identified as the Current Lenders on Schedule I hereto.

          (b)   "Exiting Lender" means Citibank, N.A.

          (c)   Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

          (d)   The rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated in this Amendment as if set forth herein.

        Section 2. Lender Transactions.

          (a)   Each Current Lender hereby sells, transfers and assigns to the other Current Lenders (other than the Exiting Lender) and the New Lenders, and each other Current Lender (other than the Exiting Lender) and each New Lender hereby purchases, assumes and undertakes from such Current Lender, without recourse and without representation or warranty (except as provided in

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  this Section 2) a percentage equal to the percentage set forth opposite such Lender's name on Schedule I hereto under the column "Lender's Pro Rata Share at the Effective Date" of (i) the Maximum Loan Amount and the Loans of such Current Lender and (ii) all related rights, benefits, obligations, liabilities and indemnities of such Current Lender under and in connection with the Credit Agreement, each Guaranty, the Mortgages, each other Security Document and the other Loan Documents and all Collateral and other security for the Obligations (the "Assigned Interest").

          (b)   Upon effectiveness of this Amendment and by its execution and delivery hereof, each of the New Lenders shall be a party to the Credit Agreement, shall have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if each were a signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were a signatory thereto.

          (c)   Upon effectiveness of this Amendment and by its execution and delivery hereof, the Exiting Lender is released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to the date hereof and the Exiting Lender shall cease to be a party to the Credit Agreement. Notwithstanding any other provisions hereof or in any other agreement, the Borrower shall remain fully liable to the Exiting Lender or to any of its Indemnified Persons with respect to all valid and existing obligations and liabilities, if any, regarding indemnification and reimbursement of fees, expenses and other obligations created or evidenced by the Credit Agreement and arising prior to the date hereof; provided, however, such obligations and liabilities are not secured by the existing Loan Documents.

          (d)   Each of the New Lenders hereby represents and warrants as follows: (i) such New Lender has fully reviewed the terms of the Credit Agreement and the other Loan Documents, copies of which, together with copies of the documents which were required to be delivered as a condition to the making of the initial Loans thereunder, have been delivered to such New Lender by the Administrative Agent, and such New Lender has independently and without reliance upon any other Lender or the Administrative Agent, and based on such information as such New Lender has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and (ii) if such New Lender is not incorporated, formed or organized under the laws of the United States of America or a state thereof, such New Lender has contemporaneously herewith delivered to the Administrative Agent and the Company such documents as are required by the Credit Agreement. Each of the New Lenders hereby (x) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (y) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement or any other Loan Document are required to be performed by it as a Lender.

          (e)   Each of the Current Lenders (a) represents and warrants that (i) it is the legal and beneficial owner of its respective Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other obligor or the performance or observance by the Company, any of its Subsidiaries or any other obligor of any of their respective obligations under

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  the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (d) attaches any Note held by it evidencing the Assigned Interest and (1) requests that the Administrative Agent, upon request by any New Lender, request that the Company exchange the attached Note (if any) for a new Note payable to such New Lender and (2) requests that the Administrative Agent request that the Company exchange the attached Note for a new Note payable to such Current Lender, in each case in amounts which reflect the assignments being made hereby.

          (f)    Each of the New Lenders hereby advises the other parties hereto that its respective address for notices and its respective Lending Office(s) shall be as set forth below its name on its respective signature page hereto.

        Section 3. Borrowing Base. The Lenders hereby approve a Borrowing Base of $200,000,000 as of the Amendment Effective Date. Such determination shall constitute the annual Borrowing Base determination for purposes of Section 2.6(b) of the Credit Agreement.

        Section 4. Amendments. The Credit Agreement is hereby amended as follows:

          (a)   The definition of "Maturity Date" is amended and restated to read in its entirety as follows:

    "'Maturity Date' means March 30, 2011."

          (b)   Section 8.12 is hereby amended and restated to read in its entirety as follows:

          "8.12 Consolidated Leverage Ratio. The Company shall not permit the Consolidated Leverage Ratio to exceed 4.00 to 1.00 for any fiscal quarter."

          (c)   Section 8.14 is hereby amended by deleting the entirety of Section 8.14 and replacing the text thereof with "[Intentionally omitted]."

          (d)   Section 8.15 is hereby amended by deleting the entirety of Section 8.15 and replacing the text thereof with "[Intentionally omitted]."

          (e)   Schedules 1.1(a) and 1.1(b) are hereby replaced in their entirety with Schedules 1.1(a) and 1.1(b) attached to this Amendment.

        Section 5. Amendment and Ratification. Upon the effectiveness hereof as provided in Section 6 of this Amendment, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. Except as expressly provided by the amendments set forth in Section 4 of this Amendment, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Lender or any Agent, nor constitute a waiver of any provision of any of the Loan Documents. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby and as may be further amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof and the Intercreditor Agreement.

        Section 6. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and in sufficient copies for each Lender:

          (a)   Amendment.    This Amendment, duly executed and delivered by each of the Company, the Guarantors and all Lenders;

          (b)   Payment of Fees.    Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement or this Amendment, in each case to

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  the extent then due and payable at the Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.8 and 11.4 of the Credit Agreement and including a fee to the Administrative Agent for the account of the Lenders on the Closing Date equal to $500,000, which fee will be allocated to each Current Lender (other than the Exiting Lender) and each New Lender in accordance with such Lender's Pro Rata Share at the Effective Date.

          (c)   Certificate.    A certificate signed by a Responsible Officer, dated as of the date hereof, stating that (i) the representations and warranties contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date; (ii) no litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect; and (iii) there has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2007;

          (d)   Opinion of Counsel.    An opinion of Davis Graham & Stubbs LLP covering such matters as the Administrative Agent may require and in form and substance satisfactory to the Administrative Agent dated as of the Amendment Effective Date; and

          (e)   Other Documents.    Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

        Section 7. Representations and Warranties. The Company and each Guarantor each hereby represent and warrant that, as of the date hereof and the Amendment Effective Date, after giving effect to this Amendment:

          (a)   Bring-Down of Representations and Warranties.    The representations and warranties of the Company and each Guarantor contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date.

          (b)   No Litigation.    No litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect.

          (c)   No Material Adverse Effect.    There has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2007.

          (d)   No Default or Event of Default.    No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

        Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        Section 9. Costs and Expenses. The Company shall pay all reasonable costs and expenses incurred by the Administrative Agent or any other Agent, the Lenders or any of their Affiliates in connection with the development, preparation, administration and execution of this Amendment, including Attorney Costs incurred by any such Person with respect thereto.

        Section 10. Counterparts. This Amendment may be executed in any number of separate counterparts, no one of which need be signed by all parties; each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument. A fully executed counterpart of this Amendment by facsimile signatures shall be binding upon the parties hereto.

[Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to the Second Amended and Restated Credit Agreement be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Effective Date.

COMPANY:
VENOCO, INC.
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chief Executive Officer
GUARANTORS:
WHITTIER PIPELINE CORPORATION
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez President
TEXCAL ENERGY (LP) LLC
By:	VENOCO, INC., its Manager
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chief Executive Officer
TEXCAL ENERGY (GP) LLC
By:	VENOCO, INC., its Manager
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chief Executive Officer

GUARANTORS:
TEXCAL ENERGY SOUTH TEXAS L.P.
By:	TEXCAL ENERGY (GP) LLC, as general partner
By:	VENOCO, INC., its Manager
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chief Executive Officer
CATCO ENERGY LLC
By:	VENOCO, INC., its Manager
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chief Executive Officer
Address for Notice to the Company and the Guarantors: Principal Place of Business and Chief Executive Office:
370 17th Street, Suite 2950 Denver, Colorado 80202-1370 Attention: Chief Financial Officer Facsimile No.: (303) 626-8315

ADMINISTRATIVE AGENT:
BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as Administrative Agent and as a Lender
By:	/s/ JOSEPH A. BLISS Joseph A. Bliss Managing Director
LENDER:
BMO CAPITAL MARKETS FINANCING INC.
By:	/s/ JIM DUCOTE Jim Ducote Director
CO-SYNDICATION AGENT AND A LENDER:
CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ DOREEN BARR Name: Doreen Barr Title: Vice President
By:	/s/ MORENIKEJI AJAYI Name: Morenikeji Ajayi Title: Associate

CO-SYNDICATION AGENT AND A LENDER:
LEHMAN COMMERCIAL PAPER INC.
By:	/s/ MARIA M. LUND Name: Maria M. Lund Title: Authorized Signatory
DOCUMENTATION AGENT AND A LENDER:
FORTIS CAPITAL CORP.
By:	/s/ DAVID MONTGOMERY Name: David Montgomery Title: Director
By:	/s/ ILENE FOWLER Name: Ilene Fowler Title: Director
A LENDER:
ALLIED IRISH BANKS p.l.c.
By:	/s/ DAVID O'DRISCOLL Name: David O'Driscoll Title: Assistant Vice President
By:	/s/ AIDAN LANIGAN Name: Aidan Lanigan Title: Vice President
A LENDER:
AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ GREGORY J. PETRUSKA Name: Gregory J. Petruska Title: Senior Vice President

EXITING LENDER:
CITIBANK, N.A.
By:	/s/ THOMAS BENAVIDES Name: Thomas Benavides Title: Vice President
A LENDER:
THE BANK OF NOVA SCOTIA
By:	/s/ JAMES FORWARD Name: James Forward Title: Managing Director
A LENDER:
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ WHITNEY RANDOLPH Name: Whitney Randolph Title: Assistant Vice President
A LENDER:
BANK OF OKLAHOMA, NATIONAL ASSOCIATION
By:	/s/ THOMAS M. FONCANNON Name: Thomas M. Foncannon Title: Senior Vice President
A LENDER:
KEYBANK NATIONAL ASSOCIATION
By:	/s/ KEVIN HAYS Name: Kevin Hays Title: Director
Address for Notices: 8177 Preston Rd, Suite 440 Dallas, Texas 75225
Facsimile No.: (214) 414-2610

A LENDER:
RZB FINANCE LLC
By:	/s/ SHIRLEY RITCH Name: Shirley Ritch Title: Assistant Vice President
By:	/s/ CHRISTOPH HOEDL Name: Christoph Hoedl Title: Group Vice President
Address for Notices:	RZB Finance LLC 24 Grassy Plain Street Bethel CT 06801
Facsimile No.:	212-944-2093
Attention:	Shirley Ritch
A LENDER:
THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ ROBERT E. POIRRIER, JR. Name: Robert E. Poirrier, Jr. Title: Senior Vice President
Address for Notices:	101 Park Avenue New York, NY 10178
Facsimile No.:	212-401-1494
Attention:	Claudia Ramirez
with a copy to:
Address:	600 Travis Street, Suite 6500 Houston, Texas 77002
Facsimile No.:	713-221-2428
Attention:	Robert E. Poirrier, Jr.

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SIXTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT